SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant                              [ X]

Filed by a party other than the registrant           [    ]

Check the appropriate box:

[   ]    Preliminary proxy statement         [   ] Confidential, for use of the
                                                   Commission only (as
[ X]     Definitive proxy statement                permitted  Rule 14a-6(e)(2)

[   ]    Definitive additional materials

[   ]    Soliciting material pursuant to 240.14a-11(c)  or 240.14a-12


                (Name of Registrant as Specified in Its Charter)

               TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

                   (Name of Person(s) Filing Proxy Statement)

               TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

Payment of filing fee (Check the appropriate box):

[ X ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2), or
Item 22(a)(2) of Schedule 14A..

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[  ]  Fee   computed  on  table  below  per  Exchange  Act  Rules
       14a-6(i)(4) and O-11.

         (1)   Title of each class of securities to which transaction applies:


         (2)    Aggregate number of securities to which transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4)       Proposed maximum aggregate value of transaction:


         (5)      Total fee paid:


[   ]    Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:


         (2)  Form, schedule or registration statement no.:

         (3)  Filing party:

         (4)  Date filed:



LOGO
Franklin Templeton




               TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

                        IMPORTANT SHAREHOLDER INFORMATION


This document announces the date, time and location of the annual shareholders meeting, identifies the proposals to be voted on at the meeting, and contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendations on page 3.

WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT REVIEWING THE PROPOSALS AT HAND. THEN, FILL OUT YOUR PROXY CARD AND RETURN IT TO US. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY. WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR COMMENTS. PLEASE TAKE A FEW MINUTES WITH THESE MATERIALS AND RETURN YOUR PROXY TO US. IF YOU HAVE ANY QUESTIONS, CALL THE FUND INFORMATION DEPARTMENT AT 1-800/DIAL BEN.









               TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

                  NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS


The Annual Meeting ("Meeting") of shareholders of Templeton Emerging Markets Appreciation Fund, Inc. (the "Fund") will be held at 700 Central Avenue, St. Petersburg, Florida 33701-3628 on Wednesday, July 24, 1996 at 10:00 A.M.
(EDT).

During the Meeting, shareholders of the Fund will vote on three proposals:

1. The election of Directors of the Fund to hold office for the terms specified;

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending March 31, 1997; and

3. The transaction of any other business as may properly come before the Meeting.



                                          By order of the Board of Directors,

                                          Thomas M. Mistele, Secretary
June 12, 1996


- --------------------------------------------------------------------------
MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED.
PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
- ----------------------------------------------------------------------------








               TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

                                 PROXY STATEMENT


         INFORMATION ABOUT VOTING:

         WHO IS ELIGIBLE TO VOTE?

         Shareholders of record at the close of business on June 5, 1996 are entitled to be present and to vote at the Meeting or any adjourned
         Meeting. Each share of record is entitled to one vote on all matters presented at the Meeting. The Notice of Meeting, the proxy, and the proxy statement were mailed to shareholders of record on or about June 12, 1996.

         ON WHAT ISSUES AM I BEING ASKED TO VOTE?

         You are being asked to vote on three proposals:

                   The election of five nominees to the position of Director;

                   The ratification or rejection of the selection of McGladrey &
                  Pullen, LLP as independent auditors of the Fund for the fiscal year ending March 31, 1997; and

                   The transaction of any other business that may properly come before the Meeting.

                   HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?

         The Directors recommend that you vote:

               FOR the election of nominees;

               FOR the ratification of the selection of McGladrey & Pullen, LLP as independent auditors for the Fund; and

               FOR the proxyholders to vote, in their  discretion,  on any other business that may properly come before the Meeting.

         HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

         You may attend the Meeting and vote in person or you may complete and return the attached proxy. Proxies that are signed, dated and received by the close of business on Tuesday, July 23, 1996 will be voted as specified. If you specify a vote for any of the proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy, but don't specify a vote for any of the proposals 1 through 3, your shares will be voted in favor of the nominees for Director (proposal 1), in favor of ratifying the selection of McGladrey & Pullen, LLP as independent auditors (proposal 2), and/or in accordance with the discretion of the persons named in the proxy as to any other matters (proposal 3).

         CAN I REVOKE MY PROXY?

         You may revoke your proxy at any time before it is voted by (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy that is received by the Fund on or before July 23, 1996, or (3) attending the Meeting and voting in person.

         THE PROPOSALS:


         1.  ELECTION OF DIRECTORS:

         HOW ARE NOMINEES SELECTED?

         The Board of Directors of the Fund (the "Board") established a Nominating and Compensation Committee (the "Committee") consisting of Messrs. Hines and Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.


         WHO ARE THE NOMINEES AND DIRECTORS?

         The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of five Directors are expiring. John Wm. Galbraith, Rupert H. Johnson, Jr., Betty P. Krahmer, Gordon S. Macklin, and Fred
         R. Millsaps have been nominated for three-year terms, set to expire at the 1999 Annual Meeting of shareholders. These terms continue, however, until successors are duly elected and qualified. In addition, all of the nominees are currently members of the Board and all of the current Directors are also directors or trustees of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds").

         Certain nominees and Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr. who own approximately 20% and 16% respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a NYSE, Inc. listed holding company (NYSE:
         BEN). There are no family relationships among any of the Directors or nominees for Director other than Charles B. Johnson and Rupert H. Johnson, Jr., who are brothers.

         Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Directors.

         Listed below, for each nominee and Director, is a brief description of recent professional experience:










                                                                                                      SHARES OWNED
                                                                                                      BENEFICIALLY
                                           PRINCIPAL OCCUPATION                                      AND % OF TOTAL
NAME AND OFFICES WITH THE FUND               DURING PAST FIVE                                        OUTSTANDING ON
                                               YEARS AND AGE                   DIRECTOR SINCE         MAY 31, 1996
- -------------------------------    --------------------------------------    -------------------     ----------------
NOMINEES SERVING UNTIL 1999 ANNUAL MEETING OF SHAREHOLDERS:
JOHN WM. GALBRAITH                 President of Galbraith Properties, Inc.            1995                 -0-
DIRECTOR                           (personal investment company); director
                                   of Gulf West Banks, Inc. (bank holding
                                   company) (1995-present) and Mercantile
                                   Bank (1991-1995); vice chairman of
                                   Templeton, Galbraith & Hansberger Ltd.
                                   (1986-1992); and chairman of Templeton
                                   Funds Management, Inc. (1974-1991). Age
                                   74.

RUPERT H. JOHNSON, JR.*            Executive vice president and director              1994                 -0-
DIRECTOR AND VICE PRESIDENT        of Franklin Resources, Inc. and
                                   Franklin Templeton Distributors, Inc.;
                                   president and director of Franklin
                                   Advisers, Inc.; director of Franklin
                                   Templeton Investor Services, Inc.; and
                                   officer and/or director, trustee or
                                   managing general partner, as the case
                                   may be, of most other subsidiaries of
                                   Franklin Resources, Inc.  Age 55.

BETTY P. KRAHMER                   Director or trustee of various civic               1994              1,000(**)
DIRECTOR                           associations; formerly, economic
                                   analyst, U.S. Government. Age 66.








GORDON S. MACKLIN                  Chairman of White River Corporation                1994              2,000(**)
DIRECTOR                           (information services); director of
                                   Fund America Enterprises Holdings,  Inc., MCI
                                   Communications  Corporation,  Fusion  Systems
                                   Corporation,    Infovest   Corporation,   and
                                   MedImmune,   Inc.;   and  formerly  held  the
                                   following  positions:  chairman of  Hambrecht
                                   and Quist Group;  director of H&Q  Healthcare
                                   Investors  and Lockheed  Martin  Corporation;
                                   and president of the National  Association of
                                   Securities Dealers, Inc. Age 68.

FRED R. MILLSAPS                   Manager of personal investments                    1994                 -0-
DIRECTOR                           (1978-present); chairman and chief
                                   executive   officer   of   Landmark   Banking
                                   Corporation   (1969-1978);   financial   vice
                                   president   of   Florida   Power   and  Light
                                   (1965-1969);  vice  president  of The Federal
                                   Reserve  Bank of Atlanta  (1958-1965);  and a
                                   director  of  various   other   business  and
                                   nonprofit organizations. Age 67.

DIRECTORS SERVING UNTIL 1997 ANNUAL MEETING OF SHAREHOLDERS:

F. BRUCE CLARKE                    Retired; former credit advisor,                    1994                 -0-
DIRECTOR                           National Bank of Canada, Toronto.  Age
                                   86.

MARTIN L. FLANAGAN*                Senior vice president, treasurer and               1994                 -0-
DIRECTOR AND VICE PRESIDENT        chief financial officer of Franklin
                                   Resources,  Inc.; director and executive vice
                                   president  of Templeton  Investment  Counsel,
                                   Inc.; director, president and chief executive
                                   officer of Templeton Global Investors,  Inc.;
                                   accountant  with  Arthur  Andersen  & Company
                                   (1982-1983);    and   a    member    of   the
                                   International  Society of Financial  Analysts
                                   and  the  American   Institute  of  Certified
                                   Public Accountants. Age 35.

ANDREW H. HINES, JR.               Consultant for the Triangle Consulting             1994              1,000(**)
DIRECTOR                           Group; chairman of the board and chief
                                   executive   officer   of   Florida   Progress
                                   Corporation (1982-February 1990) and director
                                   of various of its subsidiaries;  chairman and
                                   director   of  Precise   Power   Corporation;
                                   executive-in-residence   of  Eckerd   College
                                   (1991-present);  and a director  of  Checkers
                                   Drive-In Restaurants, Inc.
                                   Age 73.

CHARLES B. JOHNSON*                President, chief executive officer, and            1995              1,000(**)
CHAIRMAN OF THE BOARD AND VICE     director of Franklin Resources, Inc.;
PRESIDENT                          chairman of the board and director of
                                   Franklin   Advisers,    Inc.   and   Franklin
                                   Templeton  Distributors,  Inc.;  director  of
                                   Franklin   Administrative   Services,   Inc.,
                                   General  Host   Corporation,   and  Templeton
                                   Global  Investors,   Inc.;  and  officer  and
                                   director,   trustee   or   managing   general
                                   partner,  as the case may be,  of most  other
                                   subsidiaries of Franklin Resources,  Inc. Age
                                   63.

NOMINEES TO SERVE UNTIL 1998 ANNUAL MEETING OF SHAREHOLDERS:

HARRIS J. ASHTON                   Chairman of the Board, president and               1994               500(**)
DIRECTOR                           chief executive officer of General Host
                                   Corporation (nursery and craft
                                   centers); and a director of RBC
                                   Holdings (U.S.A.) Inc. (a bank holding
                                   company) and Bar-S Foods. Age 63.

NICHOLAS F. BRADY*                 Chairman of Templeton Emerging Markets             1994                 -0-
DIRECTOR                           Investment Trust PLC; chairman of
                                   Templeton Latin America Investment
                                   Trust PLC; chairman of Darby Overseas
                                   Investments, Ltd. (an investment firm)
                                   (1994-present); chairman and director
                                   of Templeton Central and Eastern
                                   European Fund; director of the Amerada
                                   Hess Corporation, Capital Cities/ABC,
                                   Inc., Christiana Companies, and the
                                   H.J. Heinz Company; Secretary of the
                                   United States Department of the
                                   Treasury (1988-January, 1993); and
                                   chairman of the board of Dillon, Read &
                                   Co. Inc. (investment banking) prior to
                                   1988.  Age 66.

S. JOSEPH FORTUNATO                Member of the law firm of Pitney,                  1994               100(**)
DIRECTOR                           Hardin, Kipp & Szuch; and a director of
                                   General Host Corporation. Age 63.

HASSO-G VON                        Farmer; president of  Clairhaven                   1994                 -0-
    DIERGARDT-NAGLO                Investments, Ltd. and other private
DIRECTOR                           investment companies.  Age 79.

* NICHOLAS F. BRADY, MARTIN L. FLANAGAN, CHARLES B. JOHNSON, AND RUPERT H. JOHNSON, JR. ARE "INTERESTED PERSONS" AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). THE 1940 ACT STIPULATES THAT INTERESTED PERSONS CAN COMPRISE NO MORE THAN 60% OF A FUND'S BOARD OF DIRECTORS. CHARLES B. JOHNSON AND RUPERT H. JOHNSON, JR. ARE INTERESTED PERSONS DUE TO THEIR OWNERSHIP INTEREST IN RESOURCES, WHEREAS MR.FLANAGAN IS AN INTERESTED PERSON DUE TO HIS EMPLOYMENT AFFILIATION WITH RESOURCES. MR. BRADY'S STATUS AS AN INTERESTED PERSON RESULTS FROM HIS BUSINESS AFFILIATIONS WITH RESOURCES AND TEMPLETON GLOBAL ADVISORS LTD. MR. BRADY AND RESOURCES ARE BOTH LIMITED PARTNERS OF DARBY OVERSEAS PARTNERS, L.P. ("DARBY OVERSEAS"). MR. BRADY ESTABLISHED DARBY OVERSEAS IN FEBRUARY 1994, AND IS CHAIRMAN AND SHAREHOLDER OF THE CORPORATE GENERAL PARTNER OF DARBY OVERSEAS. IN ADDITION, DARBY OVERSEAS AND TEMPLETON GLOBAL ADVISORS LTD. ARE LIMITED PARTNERS OF DARBY EMERGING MARKETS FUND, L.P. THE REMAINING NOMINEES AND DIRECTORS OF THE FUND ARE NOT INTERESTED PERSONS (THE "INDEPENDENT DIRECTORS").

**  LESS THAN 1%

         HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

         The Directors generally meet quarterly to review the operations of the Fund and other funds within the Franklin Templeton Group of Funds. Each fund pays its independent directors and Mr. Brady an annual retainer and/or fees for attendance at board and committee meetings. This compensation is based on the level of assets in the fund. Accordingly, the Fund pays the Independent Directors and Mr. Brady an annual retainer of $1,000 and a fee of $100 per meeting of the Board and its committees attended, including the Audit Committee and the Nominating and Compensation Committee. Independent Directors are reimbursed by the Fund for any expenses incurred in attending Board meetings.

         During the fiscal year ended March 31, 1996, there were four meetings of the Board, one meeting of the Nominating and Compensation Committee, and one meeting of the Audit Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board and the Audit Committee throughout the year. There was 100% attendance at the meeting of the Nominating and Compensation Committee.

         Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by Templeton Asset Management Ltd. - Hong Kong Branch, Templeton Investment Counsel, Inc. and their affiliates. Templeton Asset Management Ltd. - Hong Kong Branch, Templeton Investment Counsel, Inc. or their affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

         The  following  table  shows  the  compensation   paid  to  Independent
         Directors and Mr. Brady by the Fund and by the Franklin Templeton Group of Funds:

                                                                    NUMBER OF BOARDS
                                             AGGREGATE            WITHIN THE FRANKLIN        TOTAL COMPENSATION FROM
                                         COMPENSATION FROM         TEMPLETON GROUP OF        THE FRANKLIN TEMPLETON
              NAME OF DIRECTOR               THE FUND*               FUNDS ON WHICH             GROUP OF FUNDS**
                                                                    DIRECTOR SERVES
           -----------------------     ----------------------    -----------------------    --------------------------
           Harris J. Ashton                           $1,400               56                                $327,925
           F. Bruce Clarke                             1,492               20                                  83,350
           Andrew H. Hines, Jr.                        1,559               24                                 106,325
           Hasso-G Von
              Diergardt-Naglo                          1,400               20                                  77,350
           Betty P. Krahmer                            1,400               24                                  93,475
           Fred R. Millsaps                            1,492               24                                 104,325
           S. Joseph Fortunato                         1,400               58                                 344,745
           Gordon S. Macklin                           1,467               53                                 321,525
           John Wm. Galbraith                          1,300               23                                  70,100
           Nicholas F. Brady                           1,400               25                                  98,225

         *   For the fiscal year ended March 31, 1996.
         ** For the calendar year ended December 31, 1995.


         WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

         Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:

               NAME AND OFFICES WITH FUND                             PRINCIPAL OCCUPATION
                                                                 DURING PAST FIVE YEARS AND AGE
           -----------------------------------              ------------------------------------------
           CHARLES B. JOHNSON                               See Proposal  1, "Election of
           Chairman and Vice President since                Directors".
           1995

           J. MARK MOBIUS                                   Portfolio manager of various Templeton
           President since 1994                             advisory affiliates; managing director
                                                            of  Templeton  Asset
                                                            Management     Ltd.;
                                                            president         of
                                                            International
                                                            Investment     Trust
                                                            Company      Limited
                                                            (investment  manager
                                                            of   Taiwan   R.O.C.
                                                            Fund)   (1983-1986);
                                                            director  of Vickers
                                                            da Costa,  Hong Kong
                                                            (1980-1983). Age 59.

           RUPERT H. JOHNSON, JR.                           See Proposal 1, "Election of Directors".
           Vice President since 1996

           HARMON E. BURNS                                  Executive vice president, secretary, and
           Vice President since 1996                        director of Franklin Resources, Inc.;
                                                            executive       vice
                                                            president        and
                                                            director of Franklin
                                                            Templeton
                                                            Distributors,  Inc.;
                                                            executive       vice
                                                            president         of
                                                            Franklin   Advisers,
                                                            Inc.; and an officer
                                                            and/or director,  as
                                                            the case may be,  of
                                                            other   subsidiaries
                                                            of          Franklin
                                                            Resources,  Inc. and
                                                            of           various
                                                            investment companies
                                                            in   the    Franklin
                                                            Templeton  Group  of
                                                            Funds.
                                                            Age 51.







           CHARLES E. JOHNSON                               Senior vice president and director of
           Vice President since 1996                        Franklin Resources, Inc.; senior vice
                                                            president of Franklin Templeton
                                                            Distributors, Inc.; president and chief
                                                            executive officer of Templeton
                                                            Worldwide, Inc.; president and director
                                                            of Franklin Institutional Services
                                                            Corporation; chairman of the board of
                                                            Templeton Investment Counsel, Inc.; vice
                                                            president and/or director, as the case
                                                            may be, for some of the subsidiaries of
                                                            Franklin Resources, Inc.; and an officer
                                                            and/or director, as the case may be, of
                                                            various investment companies in the
                                                            Franklin Templeton Group of Funds.  Age
                                                            39.

           DEBORAH R. GATZEK                                Senior vice president and general
           Vice President since 1996                        counsel of Franklin Resources, Inc.;
                                                            senior vice president of Franklin
                                                            Templeton Distributors, Inc.; vice
                                                            president of Franklin Advisers, Inc. and
                                                            officer of various investment companies
                                                            in the Franklin Templeton Group of
                                                            Funds.  Age 47.

           MARK G. HOLOWESKO                                President and director of Templeton
           Vice President Since 1994                        Global Advisors Limited; chief
                                                            investment officer of global equity
                                                            research for Templeton Worldwide, Inc.;
                                                            president or vice president of the
                                                            Templeton Funds; formerly, investment
                                                            administrator with Roy West Trust
                                                            Corporation (Bahamas) Limited
                                                            (1984-1985).
                                                            Age 36.

           MARTIN L. FLANAGAN                               See Proposal  1, "Election of
           Vice President since 1994                        Directors".

           SAMUEL J. FORESTER, JR.                          President of the Templeton Global Bond
           Vice President since 1994                        Managers Division of Templeton
                                                            Investment Counsel, Inc.; president or
                                                            vice president of other Templeton Funds;
                                                            founder and partner of Forester,
                                                            Hairston Investment Management
                                                            (1989-1990); managing director (Mid-East
                                                            Region) of Merrill Lynch, Pierce, Fenner
                                                            & Smith Inc. (1987-1988); advisor for
                                                            Saudi Arabian Monetary Agency
                                                            (1982-1987).  Age 47.







           DOUGLAS LEMPEREUR                                Vice president of Templeton Global Bond
           Vice President since 1994                        Managers, a division of Templeton
                                                            Investment  Counsel,
                                                            Inc.;      portfolio
                                                            manager  for various
                                                            global  fixed income
                                                            Templeton     Funds;
                                                            analyst          and
                                                            assistant   director
                                                            of          Colonial
                                                            Management
                                                            Associates
                                                            (1985-1988);     and
                                                            director          of
                                                            Standish,   Ayer   &
                                                            Wood,           Inc.
                                                            (1977-1984). Age 47.

           JOHN R. KAY                                      Vice president of the Templeton Funds;
           Vice President since 1994                        vice president and treasurer of
                                                            Templeton Global Investors, Inc. and
                                                            Templeton Worldwide, Inc.; assistant
                                                            vice president of Franklin Templeton
                                                            Distributors, Inc.; formerly, vice
                                                            president and controller of the Keystone
                                                            Group, Inc. Age 55.

           THOMAS W.  WILKINSON                             Vice president of Templeton Global Bond
           Vice President since 1994                        Managers, a division of Templeton
                                                            Investment  Counsel,
                                                            Inc.;      portfolio
                                                            manager  for various
                                                            emerging      market
                                                            fixed         income
                                                            Templeton Funds; and
                                                            computer analyst for
                                                            Bell    Laboratories
                                                            (1983-1985). Age 39.

           THOMAS M. MISTELE                                Senior vice president of Templeton
           Secretary since 1994                             Global Investors, Inc.; vice president
                                                            of Franklin Templeton Distributors,
                                                            Inc.; secretary of the Templeton Funds;
                                                            formerly, attorney, Dechert Price &
                                                            Rhoads (1985-1988) and Freehill,
                                                            Hollingdale & Page (1988); and judicial
                                                            clerk, U.S. District Court (Eastern
                                                            District of Virginia) (1984-1985). Age
                                                            42.

           JAMES R. BAIO                                    Certified public accountant; treasurer
           Treasurer since 1994                             of the Templeton Funds; senior vice
                                                            president         of
                                                            Templeton Worldwide,
                                                            Inc.,      Templeton
                                                            Global    Investors,
                                                            Inc.,  and Templeton
                                                            Funds Trust Company;
                                                            formerly, senior tax
                                                            manager with Ernst &
                                                            Young     (certified
                                                            public  accountants)
                                                            (1977-1989). Age 41.


         2.  RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS:

         HOW IS AN INDEPENDENT AUDITOR SELECTED?

         The Board established a standing Audit Committee consisting of Messrs. Clarke, Galbraith, Hines, and Millsaps, all of whom are Independent Directors. The Audit Committee reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditor, and submits a recommendation to the Board as to the selection of an independent auditor.

         WHICH INDEPENDENT AUDITOR DID THE BOARD OF DIRECTORS SELECT?

         For the current fiscal year, the Board selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017. McGladrey & Pullen, LLP has been the auditor of the Fund since its inception in 1994, and have examined and reported on the fiscal year end financial statements, dated March 31, 1996, and certain related Securities and Exchange Commission filings. Neither the firm of McGladrey & Pullen, LLP nor any of its members have any material direct or indirect financial interest in the Fund.

         Representatives of McGladrey & Pullen, LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

         3.  OTHER BUSINESS:

         The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

         INFORMATION ABOUT THE FUND

         The Fund's last audited financial statements and annual report, dated March 31, 1996, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN or forward a written request to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.

         As of May 31, 1996, the Fund had 4,288,756 shares outstanding and assets of $59,232,131. The Fund's shares are listed on the New York Stock Exchange (symbol TEA). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of May 31, 1996, there are no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

         In addition, to the knowledge of the Fund's management, as of May 31, 1996, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

         U.S. securities laws require that the Fund's Directors, Officers, and shareholders owning more than 10% of outstanding shares, as well as affiliated persons of its investment manager, report their ownership of the Fund's shares and any changes in that ownership. During the fiscal year ended March 31, 1996, the filing dates for these reports were met. In making this disclosure, the Fund relied upon the written representations of the persons affected and copies of their relevant filings.

         THE INVESTMENT MANAGER. The investment manager of the Fund is Templeton Asset Management Ltd. - Hong Kong Branch ("Templeton (Hong Kong)"), a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement amended and restated as of November 23, 1995, Templeton (Hong Kong) manages the investment and reinvestment of Fund resources. Templeton (Hong Kong) entered into a sub-advisory agreement, amended and restated as of November 23, 1995, with Templeton Investment Counsel, Inc. ("TICI"), Broward Financial Center, Suite 2100, Ft. Lauderdale, Florida 33394-3091. TICI, acting through its Templeton Global Bond Managers division, is responsible for managing the debt component of the Fund's portfolio. Templeton (Hong Kong) and TICI are indirect, wholly-owned subsidiaries of Resources.

         THE BUSINESS MANAGER. The business manager of the Fund is Templeton Global Investors, Inc. ("TGII"), Broward Financial Center, Suite 2100, Ft. Lauderdale, Florida 33394-3091, an indirect, wholly-owned subsidiary of Resources. Pursuant to a business management agreement dated April 29, 1994, TGII performs certain administrative functions for the Fund. In addition, the TGII and the Fund have entered into a sub-administration agreement dated April 29, 1994, with Princeton Administrators, L.P. ("Princeton"), pursuant to which Princeton performs, subject to TGII's supervision, various administrative functions for the Fund. Princeton is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc., an initial underwriter of the Fund's shares, and its address is P.O. Box 9011, Princeton, New Jersey 08543.

         THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is ChaseMellon Shareholder Services, L.L.C., 120 Broadway, New York, New York 10271, pursuant to a service agreement dated April 22, 1994.

         THE CUSTODIAN. The custodian for the Fund is The Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, New York, New York 10081, pursuant to a custody agreement dated April 22, 1994 and amended May 10, 1996.

         THE SHAREHOLDER SERVICING AGENT. The shareholder servicing agent for the Fund is PaineWebber Inc. ("PaineWebber"), an affiliate of an initial underwriter of the Fund's shares. Pursuant to a shareholder servicing agreement assigned as of February 6, 1995, PaineWebber provides certain services to the Fund including, statistical information and analysis, ongoing efforts to publicize the Fund's shares and making information available to investors.


         FURTHER INFORMATION ABOUT VOTING AND THE
         SHAREHOLDERS MEETING:

         SOLICITATION OF PROXIES. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund, however, does not reimburse Directors, Officers, and regular employees and agents involved in the solicitation of proxies.

         VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers and clients will request voting instructions from their customers and clients. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the New York Stock Exchange permits the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and clients. In addition, certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

         QUORUM. A majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that broker-dealers have declined to vote ("broker non-votes") and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

         METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting at the Meeting. Proposal 3, the transaction of any other business, is expected to require the affirmative vote of a majority of the Fund's shares present and voting at the Meeting. Abstentions and broker "non-votes" will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2 and 3.

         ADJOURNMENT. If a sufficient number of votes in favor of the proposals contained in the Notice of Annual Meeting and Proxy Statement is not received by the time scheduled for the Meeting, the persons named in the proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. Any proposed adjournment requires the affirmative vote of a majority of shares present at the Meeting. Proxies will be voted as specified. Those proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

         SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in July 1997. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida 33701-3628, no later than February 28, 1997.



                                       By order of the Board of Directors,

                                      Thomas M. Mistele, Secretary
         June 12, 1996







               TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
                  ANNUAL MEETING OF SHAREHOLDERS, JULY 24, 1996
                              PLEASE VOTE PROMPTLY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints THOMAS M. MISTELE, JAMES R. BAIO and JOHN R. KAY, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Shareholders of Templeton Emerging Markets Appreciation Fund, Inc. (the "Fund") to be held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida 33701-3628, on Wednesday, July 24, 1996 at 10:00 A.M., EDT, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER (OR NOT VOTED) AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1, AND IN FAVOR OF PROPOSAL 2, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO PROPOSAL 3.



                                                                         , 1996
- --------------------------------------------          -------------------------
            Signature(s)                                         Date

PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. IF MORE THAN ONE OWNER IS REGISTERED AS SUCH, ALL MUST SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR ANY OTHER REPRESENTATIVE CAPACITY, OR AS A CORPORATE OFFICER, PLEASE GIVE FULL TITLE.

(CONTINUED ON OTHER SIDE)


                              FOLD AND DETACH HERE






THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 3.


Proposal 1 -      Election of Directors

FOR all nominees         WITHHOLD          Nominees:  John Wm. Galbraith,
listed (except as        AUTHORITY         Rupert H. Johnson, Jr., Betty P.
marked to the right)     to vote for all   Krahmer, Gordon S. Macklin and Freds.
                         nominees listed.    R. Millsap

               To withhold  authority  to
               vote  for  any  individual
               nominee,     write    that
               nominee's name on the line
               below.

             ------------------------------------------------------------


Proposal 2 - Ratification of the selection of McGladrey & Pullen, LLP as independent public accountants for the Fund for the fiscal year ending March 31, 1997.

               FOR               AGAINST             ABSTAIN



Proposal 3 - In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Meeting or any adjournments thereof.


               FOR               AGAINST             ABSTAIN




I PLAN TO ATTEND THE MEETING.




                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)
                              FOLD AND DETACH HERE